Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Money Market Portfolio (Premium Reserve Money Market Shares and Institutional Money Market Shares), a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 1, 2005                       By: /s/Julian Sluyters
                                       ------------------
                                   Julian Sluyters
                                   Chief Executive Officer
                                   Money Market Portfolio (Premium Reserve Money
                                   Market Shares and Institutional Money Market
                                   Shares), a series of Cash Account Trust

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Money Market Portfolio (Premium Reserve Money Market Shares and Institutional Money Market Shares), a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



July 1, 2005                       By: /s/Paul Schubert
                                       ----------------
                                   Paul Schubert
                                   Chief Financial Officer
                                   Money Market Portfolio (Premium Reserve Money
                                   Market Shares and Institutional Money Market
                                   hares), a series of Cash Account Trust